UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 17, 2004


                         Commission File Number 1-11527


                          HOSPITALITY PROPERTIES TRUST



             Maryland                                 04-3262075
-----------------------------------  -------------------------------------------
     (State of Organization)              (IRS Employer Identification No.)


                 400 Centre Street, Newton, Massachusetts 02458

                                  617-964-8389

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                       1

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Item 1.01.  Entry Into a Material Definitive Agreement.

On December 17, 2004, Hospitality Properties Trust (the "Company") agreed to purchase 13 hotels from subsidiaries of InterContinental Hotels Group, plc ("IHG") for $450 million. The hotels include four full service InterContinental(R) hotels, four full service Crowne Plaza(R) hotels, three full service Holiday Inn(R) hotels and two extended stay, all suites Staybridge Suites(R) hotels, and have a total of 3,946 rooms/suites and approximately 164,000 square feet of meeting rooms. Ten of the hotels are located in six states in the United States; one InterContinental(R) hotel and one Staybridge Suites(R) hotel are located in Toronto, Canada, and one InterContinental(R) hotel is located in San Juan, Puerto Rico. The $450 million purchase price includes $25 million which the Company has agreed to pay to IHG during the three years following the closing in connection with certain improvements to the hotels. There will be an additional payment equal to certain cash working capital balances at the closing.

The purchase agreements provide that, concurrently with the acquisitions, subsidiaries of IHG will enter into a long-term management agreement for 12 of the hotels, and a long-term lease for the hotel located in Puerto Rico. The combined annual amount payable to the Company for all 13 hotels on account of owner's priority return under the management agreement and base rent under the lease will initially be $37.8 million in 2005, increase to $40.7 million in 2006 and increase to approximately $42 million after the full $450 million purchase price has been paid. In addition, the Company will be entitled to receive cash flow remaining after base and incentive management fees to IHG at the managed hotels and, starting in 2007, a percentage of increases in gross revenues at all of the hotels. The owner's priority return under the management agreement and the base rent under the lease are measured and payable in U.S. dollars. Other amounts due under such agreements, with respect to the two hotels located in Canada, may be measured in Canadian dollars, but will be payable in U.S. dollars. The management agreement and the lease will each extend to 2030, and IHG has two all-or-none renewal options for 15 years each. The obligations to pay owner's priority return under the management agreement and the base rent under the lease will be supported by a limited, partial guaranty from IHG until the operations at these hotels reach negotiated levels. Further, the obligations to pay owner's priority return will be supported by a limited, partial guaranty from the IHG subsidiary tenant. The agreements also provide for a reserve for capital expenditures starting in 2007.

The income realized from the Company's investment in the Puerto Rican hotel and the two hotels located in Canada will be reduced by taxes in those jurisdictions, which generally do not provide full tax benefits available to real estate investment trusts in the United States.

The purchase agreements are subject to conditions and contingencies typical of large, multi-jurisdictional real estate and hotel transactions and require obtaining certain regulatory approvals. While the Company expects the transaction will close in the first quarter of 2005, there can be no assurance that it will close or that the closing will not be delayed.

IHG and its affiliates currently manage 106 of the Company's hotels pursuant to the terms of two separate management agreements.

                  WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS INCLUDE STATEMENTS OR IMPLICATIONS THAT THE COMPANY EXPECTS SUCH ACQUISITION TO CLOSE IN THE FIRST QUARTER OF 2005, THAT AMOUNTS DUE UNDER THE LEASE AND MANAGEMENT AGREEMENT ARE CROSS SUPPORTED, THAT THE LEASE AND MANAGEMENT AGREEMENT ARE SUBJECT TO COMBINED RENEWAL OPTIONS, THAT PAYMENT OF RENT AND MINIMUM OWNER'S PRIORITY RETURNS WILL BE GUARANTEED BY IHG, THAT $25 MILLION OF IHG CAPITAL EXPENDITURES WILL BE FUNDED BY THE COMPANY, THAT THE LEASE AND MANAGEMENT AGREEMENT WILL REQUIRE CAPITAL EXPENDITURE ESCROWS, THAT THE TRANSACTIONS DESCRIBED ABOVE MAY INCREASE THE COMPANY'S CASH AVAILABLE FOR DISTRIBUTION OR THAT PAYMENTS IN U.S. DOLLARS MAY MITIGATE CURRENCY EXCHANGE RISK RELATING TO THE HOTELS LOCATED IN CANADA THAT THE COMPANY HAS AGREED TO BUY. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:


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o    CONTINGENCIES AND CONDITIONS TO CLOSING CONTAINED IN THE PURCHASE
     AGREEMENTS HAVE BEEN ESTABLISHED BECAUSE THE PARTIES AND THEIR COUNSEL BELIEVE THEY ARE IMPORTANT AND MAY NOT OCCUR. IT IS POSSIBLE THAT REGULATORY APPROVALS WILL NOT BE OBTAINED ON A TIMELY BASIS AND THAT OTHER OF THESE CONTINGENCIES AND CONDITIONS MAY NOT BE SATISFIED, AND THESE TRANSACTIONS MAY NOT BE CLOSED OR THE CLOSING MAY BE DELAYED.

o WHENEVER SEPARATE AGREEMENTS ARE ENTERED INTO FOR SEPARATE PROPERTIES, ESPECIALLY PROPERTIES IN DIFFERENT LEGAL JURISDICTIONS, THE MAKING OF SUPPORT PAYMENTS BETWEEN PROPERTY OPERATIONS MAY NOT BE PERMITTED. ACCORDINGLY, NO ASSURANCE CAN BE PROVIDED THAT THE COMBINATION REQUIREMENTS WILL BE RESPECTED IN ALL CIRCUMSTANCES.

o THE IHG GUARANTY RELATING TO THE 13 HOTELS COVERS ONLY A PORTION OF OWNER'S PRIORITY RETURN AND BASE RENT PAYABLE TO THE COMPANY. THE GUARANTY ALSO APPLIES TO TWO OTHER MANAGEMENT CONTRACTS BETWEEN AFFILIATES OF IHG AND THE COMPANY COVERING AN ADDITIONAL 106 HOTELS, AND IS LIMITED TO A MAXIMUM LIABILITY OF $125 MILLION. ALTHOUGH IHG'S OBLIGATIONS ARE CURRENTLY INVESTMENT GRADE RATED AND THIS GUARANTY INCLUDES A COVENANT BY IHG TO MAINTAIN A CERTAIN NET WORTH, THERE CAN BE NO ASSURANCE THAT IHG'S RATING WILL REMAIN INVESTMENT GRADE OR THAT IHG WILL BE ABLE TO MAINTAIN ITS NET WORTH OR TO MAKE GUARANTY PAYMENTS. ALSO THE COMPANY HAS AGREED TO RELEASE THE GUARANTY IF CASH FLOWS FROM THE AFFECTED HOTELS EXCEED CERTAIN AMOUNTS, AND THIS RELEASE WILL BE EFFECTIVE EVEN IF CASH FLOWS SUBSEQUENTLY DECLINE.

o IT IS DIFFICULT TO ACCURATELY ANTICIPATE HOTEL CAPITAL EXPENDITURE REQUIREMENTS, ESPECIALLY AT FULL SERVICE LUXURY AND UPSCALE HOTELS LIKE THE INTERCONTINENTAL(R) AND CROWNE PLAZA(R) HOTELS WHICH THE COMPANY HAS AGREED TO PURCHASE. IF RESERVED AMOUNTS ARE INSUFFICIENT TO MAINTAIN THESE HOTELS, THE COMPANY MAY HAVE TO INVEST SUBSTANTIAL ADDITIONAL AMOUNTS IN ORDER TO MAINTAIN HOTEL FINANCIAL RESULTS. THAT ADDITIONAL INVESTMENT MAY NOT BE ECONOMICALLY ADVANTAGEOUS TO THE COMPANY AND FUNDS MAY NOT BE AVAILABLE TO THE COMPANY FOR THAT PURPOSE.

o THE AMOUNT OF INCREASE IN CASH FLOW TO THE COMPANY FROM THE ACQUISITION WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE FUTURE FINANCIAL OPERATING RESULTS REALIZED AT THE HOTELS FROM IHG'S MANAGEMENT, THE COMPANY'S CAPITAL COSTS INCURRED TO FUND THE ACQUISITION, TAXES PAYABLE TO PUERTO RICO, ONTARIO, AND CANADA, AND OTHERS. CHANGES IN THE FINANCIAL PERFORMANCE OF THE HOTELS, INCREASED CAPITAL EXPENDITURES, HIGHER TAX RATES OR LIMITATIONS ON IHG'S GUARANTY OR ITS UNCOLLECTIBILITY MAY REDUCE CASH FLOW AVAILABLE TO THE COMPANY FROM THE TRANSACTION TO FUND DISTRIBUTIONS TO SHAREHOLDERS.

o WHILE THE FACT THAT THE OWNER'S PRIORITY RETURN UNDER THE MANAGEMENT AGREEMENT AND THE BASE RENT UNDER THE LEASE ARE MEASURED AND PAYABLE IN U.S. DOLLARS MAY REDUCE THE RISKS TO THE COMPANY FROM CHANGES IN CURRENCY EXCHANGE RATES, THE COMPANY'S INVESTMENTS IN THE HOTELS LOCATED IN CANADA, RESULTS OF OPERATIONS AT THOSE HOTELS AND AMOUNTS PAYABLE UNDER THE MANAGEMENT AGREEMENT AND LEASE OTHER THAN THE OWNER'S PRIORITY AND BASE RENT REFERENCED ABOVE WILL BE AFFECTED BY THOSE CHANGES. THE HOTELS' OPERATIONS WILL BE CONDUCTED, IN PART, IN CANADIAN DOLLARS, AND THE AMOUNTS EARNED AT THESE HOTELS AND AVAILABLE TO PAY RETURNS TO THE COMPANY IN U.S. DOLLARS WILL BE DETERMINED BASED ON CURRENCY EXCHANGE RATES IN EFFECT FROM TIME TO TIME.


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RESULTS CONTRARY TO THE COMPANY'S INTENT, BELIEF OR EXPECTATION COULD OCCUR DUE
TO THESE OR MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS CHANGES IN COSTS OR REVENUES OF THE COMPANY'S TENANTS OR OPERATORS, CHANGES IN CAPITAL MARKETS OR CURRENCY EXCHANGE RATES OR THE ECONOMY GENERALLY OR OBTAINING REGULATORY APPROVALS ARE BEYOND THE COMPANY'S CONTROL. FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

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Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         2.1 Purchase and Sale Agreement, dated December 17, 2004, as amended, among BHR Texas, L.P., InterContinental Hotels Group Resources, Inc., Crowne Plaza LAX, LLC, Crowne Plaza Hilton Head Holding Company, Holiday Pacific Partners Limited Partnership, 220 Bloor Street Hotel, Inc., and Staybridge Markham, Inc., as sellers, and HPT IHG-2 Properties Trust, as buyer.

         2.2 Stock Purchase Agreement, dated December 17, 2004, as amended, between Six Continents International Holdings, B.V., as seller, and HPT IHG-2 Properties Trust, as buyer.

                            [SIGNATURE PAGE FOLLOWS]


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HOSPITALITY PROPERTIES TRUST


                                By: /s/  Mark L. Kleifges
                                    Name:  Mark L. Kleifges
                                    Title: Treasurer and Chief Financial Officer


Date:  December 22, 2004